                        SEI INSTITUTIONAL MANAGED TRUST
                                 BOND PORTFOLIO

                       SUPPLEMENT DATED DECEMBER 10, 1997
                    TO THE PROSPECTUS DATED JANUARY 31, 1997

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

At a meeting held on December 1-2, 1997, the Board of Trustees of the SEI Institutional Managed Trust (the "Trust") voted to close the Bond Portfolio (the "Portfolio"). Effective on December 31, 1997, the Portfolio will be terminated and the shareholder accounts will be liquidated. In addition, all of the contracts of the Trust, on behalf of the Portfolio, will be terminated, and the officers of the Trust will take all appropriate actions to conclude the dissolution and termination of the Portfolio.

Please call 1-800-734-1003 if you have any questions about your account or about the termination of the Portfolio.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE